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                                                                Exhibit 10(e)(4)


                          IMPERIAL HOLLY CORPORATION

                  SCHEDULE OF BENEFIT RESTORATION AGREEMENTS


Name                                                Title
----                                                -----

AGREEMENTS WITH FULL VESTING:
J. C. Kempner                         President, Chief Executive Officer and
                                        Chief Financial Officer
R. W. Hill                            Managing Director
W. F. Schwer                          Managing Director,  Secretary
                                        and General Counsel
R. E. Henderson                       Vice President, Administration

AGREEMENTS WITH GRADUATED VESTING:
P. C. Carrothers                      Managing Director
J. A. Richmond                        Managing Director